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                                                                     Exhibit 1.1


                   VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST

                    FLOATING RATE DEALER LOAN BACKED NOTES,
                                 SERIES 2000-1

                        VOLKSWAGEN DEALER FINANCE, LLC
                                 (TRANSFEROR)

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                               August [  ], 2000


Morgan Stanley & Co. Incorporated,
  As Representative of the
  Several Underwriters
1585 Broadway
New York, New York 10036

Dear Sirs:

     SECTION 1. Introductory. Volkswagen Dealer Finance, LLC (the "Transferor") proposes to cause Volkswagen Credit Auto Master Owner Trust (the "Trust") to transfer $500,000,000 principal amount of Floating Rate Dealer Loan Backed Notes, Series 2000-1 (the "Notes"), to the several underwriters set forth on
Schedule I (each, an "Underwriter"), for whom you are acting as representative (the "Representative"). The Notes will be issued pursuant to an Indenture, dated as of August [ ], 2000 (the "Base Indenture"), among the Transferor, VW Credit, Inc. ("VW Credit"), as servicer (in such capacity, the "Servicer"), and Bank One, National Association, as indenture trustee (in such capacity, the "Indenture Trustee"), and the Series 2000-1 Supplement thereto to be dated as of August [ ], 2000 (the Base Indenture, as so supplemented, the "Indenture"), among the Transferor, the Servicer and the Indenture Trustee. The assets of the Trust include, among other things: (a) a pool of receivables (the "Receivables") generated from time to time pursuant to floorplan financing agreements between VW Credit, Inc. and various dealers, and (b) the related Collateral Security. The Receivables will be sold to the Trust by the Transferor and will be serviced for the Trust by the Servicer.

     Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Indenture or Part I of Appendix A to the Trust Sale and Servicing Agreement, dated as of August [ ], 2000 among VW Credit, Transferor and the Trust (the "Trust Sale and Servicing Agreement").
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     SECTION 2. Representations and Warranties. The Transferor represents and warrants to and agrees with you that:

     (a) The Transferor meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-34266), including a preliminary prospectus, on Form S-3 for the registration under the Securities Act of the Notes. The Transferor may have filed one or more amendments thereto, including the preliminary prospectus, each of which has been furnished to you. The Transferor will file with the Commission either: (i) before the effectiveness of the Registration Statement (as defined below), a further amendment thereto (including the form of final prospectus), (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4), or (iii) a final prospectus in accordance with Rules 415 and 424(b)(2) or (5). In the case of a post-effective filing pursuant to clause (ii), the Transferor will have included in the Registration Statement, as amended at the Effective Time (as defined below), all information (other than Rule 430A Information (as defined below)) required by the Securities Act and the rules thereunder to be included in the final prospectus with respect to the Notes and the offering thereof. The amendment and form of final prospectus, or final prospectus, filed pursuant to clause (i), (ii) or (iii) shall include all Rule 430A Information and all other required information with respect to the Notes and, except to the extent that you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you before the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus that has been furnished to you) as the Transferor has advised you, before the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a)(2), the Registration Statement at the Execution Time meets, and at the Effective Time will meet, the requirements set forth in Rule 415(a)(1)(x) and all applicable rules and regulations of the Commission (the "Rules and Regulations").

     For purposes of this Underwriting Agreement (this "Agreement"), "Effective Time" means the date and time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; and "Effective Date" means the date of the Effective Time. The form of the final prospectus relating to the Notes as filed with the Commission pursuant to and in accordance with Rule 424(b) or, if no filing pursuant thereto is required, the form of the final prospectus included in the Registration Statement at the Effective Time, is hereinafter referred to as the "Prospectus". "Execution Time" shall mean the date and time that this Agreement is executed and delivered by all the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to above and any preliminary prospectus included in the Registration Statement that at the Effective Time omits Rule 430A Information. "Rule 430A Information" means information with respect to the Notes and the offering of the Notes permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 415", "Rule 424", "Rule 430A", "Rule 462" and "Regulation S-K" refer to such rules or regulations under the Securities Act. Any reference herein to the Registration Statement, a

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Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), before the Effective Time or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Time or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

     The registration statement on Form S-3, as existing at the Effective Time, including all information deemed to be a part of such registration statement at the Effective Time pursuant to Rule 430A(b), and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement"; provided, however, that if the Transferor files a registration statement and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to refer to both the earlier effective registration statement and the Rule 462 Registration Statement, in each case as amended from time to time.

     (b) At the Execution Time and on the Effective Date, the Registration Statement did or will, when the Prospectus is first filed (if required) in accordance with Rule 424(b), and on the Closing Date (as defined below) the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations. On the Effective Date, the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Prospectus (together with any supplement thereto): (i) on the Effective Date, if not filed pursuant to Rule 424(b), did not or will not, or (ii) on the date of any filing pursuant thereto, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Transferor makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Transferor by any Underwriter through the Representative specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto).

     (c) As of the Closing Date, the Transferor's representations and warranties in the Trust Sale and Servicing Agreement will be true and correct.

     (d) This Agreement has been duly authorized, executed and delivered by the Transferor and VW Credit.

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     (e)  Neither the Transferor nor VW Credit nor anyone acting on their behalf has taken any action that would require registration of the Transferor or the Trust under the Investment Company Act of 1940, as amended (the "Investment Company Act"); nor will the Transferor nor VW Credit act, nor has either of them authorized nor will either of them authorize any person to act, in such manner.

     (f) The Indenture has been duly qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act"), as amended.

     (g) Since March 31, 2000 there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, earnings, business or operations of the Transferor, VW Credit or Volkswagen of America, Inc. ("VWA"), and their respective subsidiaries, taken as a whole, except as disclosed to you in writing prior to the date hereof.

     SECTION 3. Purchase, Sale and Delivery of Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to cause the Trust to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust the respective principal amount of the Notes set forth opposite the name of such Underwriter on Schedule I, at a purchase price of 99.75 % of the aggregate principal amount thereof. Delivery of and payment for the Notes shall be made at the offices of Mayer, Brown & Platt, at 10:00 a.m. (New York City time) on August [ ], 2000 (or at such other place and time on the same or other date as shall be agreed to in writing by the Representative and the Transferor, the "Closing Date"). Delivery of one or more global notes representing the Notes shall be made against payment of the aggregate purchase price in immediately available funds drawn to the order of the Transferor. The global notes to be so delivered shall be registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes representing the Notes will be available only under limited circumstances.

     SECTION 4. Offering by Underwriters. It is understood that, after the Effective Time, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers), as set forth in the Prospectus.

     SECTION 5. Covenants of the Transferor. The Transferor (and, with respect to clauses (i) and (j), VW Credit) covenants and agrees with the Underwriters that:

     (a) If not already effective, the Transferor will use its best efforts to cause the Registration Statement, and any amendment thereto, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Transferor will file the Prospectus, properly completed, and any supplement thereto, with the Commission pursuant to and in accordance with the applicable Rules and

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Regulations within the time period prescribed. The Transferor will advise you promptly of any such filing pursuant to Rule 424(b), or deemed effectiveness pursuant to Rule 462.

     (b) The Transferor will advise you promptly of: (i) any proposal to amend or supplement the Registration Statement as filed, or the Prospectus, and will not effect such amendment or supplement without first furnishing to you a copy of each such proposed amendment or supplement and obtaining your consent, which consent will not unreasonably be withheld, (ii) any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) the effectiveness of the Registration Statement, or of any amendment or supplement thereto or to the Prospectus, and (iv) the issuance by the Commission or, if the Transferor has knowledge thereof, by any authority administering any state securities or blue sky laws of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose, and the Transferor will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting of any issued stop order.

     (c) If, during the period in which the Prospectus is required by law (in the opinion of counsel for the Representative) to be delivered in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Securities Act, the Transferor (in compliance with clause (b)) promptly will prepare and file, or cause to be prepared and filed, with the Commission an amendment or supplement that will correct such statement or omission or effect such compliance. Any such filing shall not operate as a waiver or limitation of any rights of the Underwriters hereunder.

     (d) As soon as practicable, but not later than sixteen months after the original effective date of the Registration Statement, the Transferor will cause the Trust to make generally available to holders of the Notes (each, a "Noteholder") an earnings statement of the Trust covering a period of at least twelve months beginning after the Effective Date that will satisfy the provisions of Section 11(a) of the Securities Act and all applicable Rules and Regulations (including Rule 158 under the Securities Act).

     (e) The Transferor will deliver to the Underwriters, without charge, copies of the Registration Statement (two of which will be signed and will include all exhibits), each Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities and to such recipients as any Underwriter shall request (it being hereby understood that, unless the Representative agrees otherwise, in the case of the Preliminary Prospectus, the Transferor agrees to make all commercially reasonable efforts to deliver copies thereof in New York City, prior to 10:00 a.m., on the business day after the Execution Date, in such quantities and to such recipients as the Representative may request).

                                      -5-
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     (f)  The Transferor will arrange to qualify the Notes for offer and sale under the securities or blue sky laws of such jurisdictions as you reasonably shall request, and will maintain all such qualifications for so long as required for the distribution of the Notes and, thereafter, to the extent required by such jurisdictions.

     (g) From the Execution Time until the retirement of the Notes, or until none of the Underwriters maintains a secondary market in the Notes, whichever occurs first, the Transferor will deliver to each of the Underwriters, through the Representative, the annual statement of compliance and any annual independent certified public accountants' report furnished to the Indenture Trustee pursuant to the Trust Sale and Servicing Agreement, as soon as such statements and reports are furnished to the Indenture Trustee.

     (h) So long as any of the Notes are outstanding, the Transferor will deliver to each of the Underwriters, through the Representative: (i) as soon as practicable after the end of each fiscal year, all documents required to be filed with the Commission pursuant to the Exchange Act, or any order of the Commission thereunder, (ii) all documents distributed to Noteholders and (iii) from time to time, any information concerning the Transferor or the Trust filed with any governmental or regulatory authority that is publicly available, as the Underwriters reasonably may request.

     (i) On or before the Closing Date, the Transferor and VW Credit shall cause their computer records relating to the Receivables and the related Collateral Security to be marked to show the Trust's absolute ownership of the Receivables and the Collateral Security, and from and after the Closing Date neither the Transferor nor VW Credit shall take any action inconsistent with the Trust's ownership of such Receivables and related Collateral Security, other than as permitted by the Indenture or Trust Sale and Servicing Agreement.

     (j) To the extent, if any, that any of the ratings assigned to the Notes by any of the rating agencies that initially rate the Notes are conditional upon the furnishing of documents or the taking of any other actions by the Transferor or VW Credit, as the case may be, the relevant party shall furnish, or cause to be furnished, such documents and take any such other actions as promptly as possible.

     (k) From the Execution Time until seven days after the Closing Date, none of the Transferor, VW Credit or any trust, including the Trust, originated, directly or indirectly, by the Transferor or VW Credit will offer to sell or sell anywhere any securities similar to the Notes that are collateralized by, or evidence an ownership interest in, receivables generated pursuant to wholesale automobile financing agreements without the prior written consent of each of the Underwriters.

     SECTION 6. Payment of Expenses. Except as otherwise agreed in writing by the Transferor and the Representative, the Transferor will pay all expenses (including legal fees and disbursements) incident to the transactions contemplated by this Agreement, including: (a) the printing and filing of the Registration Statement, each Preliminary Prospectus and the Prospectus, and each amendment or supplement thereto, and delivery of copies thereof to the Underwriters, (b) the preparation of this

                                      -6-
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Agreement, (c) the preparation, issuance and delivery of the Notes to the
Underwriters (or any appointed clearing organizations), (d) the fees and disbursements of VW Credit's and the Transferor's counsel and accountants, (e) the qualification of the Notes under state securities laws in accordance with
Section 5(f), including filing fees and the fees and disbursements of counsel in connection therewith and in connection with the preparation of any blue sky survey (including the printing and delivery thereof to the Underwriters), (f) any fees charged by rating agencies for the rating (or consideration of the rating) of the Notes, (g) the fees and expenses incurred with respect to any filing with, and review by, the National Association of Securities Dealers, Inc., DTC or any similar organizations, (h) the fees and disbursements of the Indenture Trustee and its counsel, if any, and (i) the fees and disbursements of The Bank of New York, acting in its capacity as owner trustee (in such capacity, the "Owner Trustee") under the Trust Agreement, dated as of August [ ], 2000 (the "Trust Agreement"), between the Transferor and the Owner Trustee.

     SECTION 7. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties made herein, to the accuracy of the statements of officers made pursuant hereto, to the performance by the Transferor and VW Credit of their obligations hereunder, and to the following additional conditions precedent:

     (a) If the Registration Statement has not become effective before the Execution Time, and unless the Representative agrees in writing to a later time, the Registration Statement shall have become effective not later than: (i) 6:00 p.m. (New York City time) on the date of determination of the public offering price, if such determination occurred no later than 3:00 p.m. (New York City time) on such date or (ii) otherwise, noon on the business day after the day on which the public offering price was determined.

     (b) The Prospectus and any supplements thereto shall have been filed (if required) with the Commission in accordance with the Rules and Regulations and Sections 2 and 5(a); and, before the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor or the Underwriters, shall be contemplated by the Commission or by any authority administering any state securities or blue sky law.

     (c) Both at or before the Execution Time, and on or before the Closing Date, you shall have received letters, dated as of the date hereof and as of the Closing Date, respectively, of Price Waterhouse Coopers, independent certified public accountants, substantially in the form of the drafts to which you have agreed previously and otherwise substantially in form and substance reasonably satisfactory to you and your counsel.

     (d) After the Execution Time, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Trust, the Transferor, VW Credit or VWA, and their respective subsidiaries,

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taken as a whole, that, in your judgment, is material and adverse and that makes it impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

     (e) You shall have received an opinion of Allen L. Strang, counsel to the Transferor, VW Credit and the Trust, addressed to you and the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

          (i) VW Credit has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority to own its properties and to conduct its business as presently conducted, and to enter into and perform its obligations under this Agreement, the Receivables Purchase Agreement, dated as of August [ ], 2000, between VW Credit and the Transferor (the "Receivables Purchase Agreement"), the Trust Sale and Servicing Agreement and the Administration Agreement, dated as of August
     [ ], 2000 (the "Administration Agreement"), among VW Credit, as administrator, the Issuer and the Indenture, and had at all relevant times, and now has, the corporate power and authority to acquire, own, sell and service the Receivables and the related Collateral Security.

          (ii) The Transferor has been duly formed and is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its formation, and has the corporate power and authority to own its properties and to conduct its business as presently conducted, and to enter into and perform its obligations under this Agreement, the Receivables Purchase Agreement, the Trust Agreement, the Indenture and the Trust Sale and Servicing Agreement, and had at all relevant times, and now has, the corporate power and authority to acquire, own and sell the Receivables and the related Collateral Security.

          (iii) Each of this Agreement, the Receivables Purchase Agreement, the Trust Agreement, the Indenture, the Trust Sale and Servicing Agreement and the Administration Agreement has been duly authorized, executed and delivered by the Transferor and VW Credit, as applicable.

          (iv) Each of the Transferor and VW Credit is duly qualified to do business and is in good standing, and has obtained all necessary licenses, in each jurisdiction in which failure to so qualify or obtain such licenses would render any Receivable unenforceable by the Transferor or the Indenture Trustee on behalf of any Noteholder.

          (v) Neither: (A) the transfer of the Receivables from VW Credit to the Transferor pursuant to the Receivables Purchase Agreement, (B) the transfer of the Receivables from the Transferor to the Trust pursuant to the Trust Sale and Servicing Agreement, (C) the assignment of the Collateral Security from VW Credit to the Transferor and thereafter to the Trust, (D) the assignment of the Receivables Purchase Agreement by the Transferor to the Trust, (E) the grant of the security interest in the Receivables and the Collateral Security by the Trust to the Indenture Trustee pursuant to the Indenture, (F) the execution and delivery

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

     of this Agreement, the Receivables Purchase Agreement, the Indenture and the Trust Sale and Servicing Agreement by VW Credit, (G) the execution and delivery of this Agreement, the Receivables Purchase Agreement, the Indenture, the Trust Agreement, the Trust Sale and Servicing Agreement and the Notes by the Transferor, (H) the consummation of any transactions contemplated in this Agreement, the Administration Agreement, the Receivables Purchase Agreement, the Indenture, the Trust Agreement, or the Trust Sale and Servicing Agreement, nor (I) the fulfillment of the terms of this Agreement, the Administration Agreement, the Receivables Purchase Agreement, the Indenture, the Trust Agreement, the Trust Sale and Servicing Agreement or the Notes by VW Credit or the Transferor, as the case may be, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the articles of incorporation or by-laws of VW Credit or certificate of formation and limited liability company agreement of the Transferor or of any indenture or other material agreement or instrument to which either of them is a party or by which either of them or their respective property is bound, or result in a violation, or contravene the terms, of any statute, order or regulation applicable to either of them of any court, regulatory body, administrative agency or governmental body having jurisdiction over such person.

          (vi) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened before any court, administrative agency or other tribunal: (A) asserting the invalidity or unenforceability of this Agreement, the Administration Agreement, the Receivables Purchase Agreement, the Indenture, the Trust Agreement or the Trust Sale and Servicing Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Administration Agreement, the Receivables Purchase Agreement, the Indenture, the Trust Agreement or the Trust Sale and Servicing Agreement, or the execution and delivery thereof, (C) that might materially and adversely affect the performance by the Transferor of its obligations under this Agreement, the Receivables Purchase Agreement, the Indenture, the Trust Agreement or the Trust Sale and Servicing Agreement, or (D) that might materially and adversely affect the performance by VW Credit of its obligations under this Agreement, the Administration Agreement, the Receivables Purchase Agreement, the Indenture or the Trust Sale and Servicing Agreement, and, to the best of such counsel's knowledge after due inquiry, there are no actions, proceedings or investigations threatened before any court, administrative agency or other tribunal that might materially and adversely affect the performance by the Trust of its obligations under the Trust Sale and Servicing Agreement, the Administration Agreement, or the Indenture.

          (vii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened that are required to be disclosed in the Registration Statement, other than those disclosed therein.

          (viii) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or included or incorporated by reference as exhibits thereto, in order to make the statements therein not misleading, the descriptions thereof or references thereto are correct.

          (ix) To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act or any state securities or blue sky laws.

          (x) Such counsel has examined the Registration Statement and the Prospectus, and nothing has come to such counsel's attention that would lead it to believe that the Registration Statement, the Prospectus or any amendment or supplement thereto as of the respective dates thereof (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need not express any view) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

          (xi) The direction by the Trust to the Indenture Trustee to authenticate the Notes has been duly authorized by VW Credit, acting as the administrator of the Trust under the Administration Agreement, the Notes have been duly executed and delivered by the Trust and, when authenticated by the Indenture Trustee and delivered and paid for pursuant to this Agreement, will be duly issued and entitled to the benefits and security afforded by the Indenture.

          (xii) To such counsel's knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in this Agreement, the Receivables Purchase Agreement, Indenture and the Trust Sale and Servicing Agreement, except such filings with respect to the transfer of the Receivables to the Transferor pursuant to the Receivables Purchase Agreement, and the transfer of the Receivables to the Trust pursuant to the Trust Sale and Servicing Agreement, as have been made and such other approvals as have been obtained.

          (xiii) Such counsel is familiar with VW Credit's standard operating procedures relating to its acquisition of a perfected first priority security interest in the vehicles financed by it pursuant to floorplan financing agreements in the ordinary course of its business. Assuming that its standard procedures are followed with respect to the perfection of security interests in the Vehicles (and such counsel has no reason to believe that VW Credit has not followed its standard procedures in all material respects in connection with the perfection of security interests in the Vehicles), VW Credit has acquired or will acquire a perfected first priority security interest in the Vehicles.

     (f) You shall have received an opinion of Honigman Miller Schwartz & Cohn, Michigan counsel to the Transferor, VW Credit and the Trust, addressed to you and the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

          (i) Immediately before the transfer of the Receivables and the related Collateral Security to the Trust pursuant to the Trust Sale and Servicing Agreement, the Transferor's interest in the Receivables, the Collateral Security (including the security interests in the Vehicles securing the Receivables) and the proceeds of each of the foregoing was perfected upon the filing of a UCC financing statement with all applicable governmental offices and constituted a perfected first priority interest therein. If a court concludes that the transfer of the Receivables from the Transferor to the Trust is a sale, the ownership interest of the Trust in the Receivables, the related Collateral Security (including the security interests in the Vehicles securing the Receivables) and the proceeds of each of the foregoing will have been perfected by the filing of a UCC financing statement with all applicable governmental offices and will constitute a perfected first priority interest therein. If a court concludes that such transfer is not a sale, the Trust Sale and Servicing Agreement constitutes a grant by the Transferor to the Trust of a valid security interest in the Receivables, the related Collateral Security (including the security interests in the Vehicles securing the Receivables) and the proceeds of each of the foregoing, which security interest will have been perfected upon the filing of a UCC financing statement with all applicable governmental offices and will constitute a perfected first priority security interest therein. No filing or other action, other than the filing of the UCC financing statements referred to above and any required continuation statements thereto, was or will be necessary to perfect and maintain the interest of the Trust in the Receivables, the Collateral Security (including the security interests in the Vehicles securing the Receivables) and the proceeds of each of the foregoing against third parties.

          (ii) The Indenture constitutes a grant by the Transferor to the Trust of a valid security interest in the Receivables, the related Collateral Security (including the security interests in the Vehicles securing the Receivables) and the proceeds of each of the foregoing, which security interest will have been perfected upon the filing of a UCC financing statement with all applicable governmental offices and will constitute a perfected first priority security interest therein. No filing or other action, other than the filing of the UCC financing statements referred to above and any required continuation statements thereto, was or will be necessary to perfect and maintain the interest of the Trust in the Receivables, the Collateral Security (including the security interests in the Vehicles securing the Receivables) and the proceeds of each of the foregoing against third parties.

          (iii) The Receivables are chattel paper as defined in the Uniform Commercial Code as in effect in the relevant jurisdictions.

          (iv) Only to the extent governed by the law of the State of Michigan, the statements in the Registration Statement and the Prospectus under the heading "Material Legal Aspects of the Receivables--Transfer of Receivables," to the extent they constitute matters of law or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

     (g) Mayer, Brown & Platt, special counsel to you, the Transferor, VW Credit and the Trust, shall have delivered an opinion satisfactory in form and substance to you and your counsel, dated the Closing Date and addressed to you and the Indenture Trustee, to the effect that:

          (i) Each of the Administration Agreement, the Receivables Purchase Agreement, the Indenture and the Trust Sale and Servicing Agreement is the legal, valid and binding obligation of VW Credit and the Transferor, as the case may be, enforceable against them in accordance with its terms: (A) subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally, and (B) except that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (ii) The Notes, when duly executed and delivered by VW Credit, as Administrator, authenticated by the Indenture Trustee and delivered and paid for pursuant to this Agreement, will be valid and binding obligations of the Trust, enforceable in accordance with their terms, subject to: (A) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, (B) general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law), and (C) the further qualification that certain of the remedial provisions in the Indenture may be limited or rendered unenforceable under the laws of New York (but such laws do not, in such counsel's opinion, make the remedies provided by the Indenture unsatisfactory for the realization of the benefits provided thereby).

          (iii) The Receivables Purchase Agreement, Indenture and the Trust Sale and Servicing Agreement conform in all material respects with the description thereof contained in the Registration Statement, the Prospectus and any amendment or supplement thereto.

          (iv) To the extent governed by the laws of the State of New York and the federal laws of the United States of America, the statements in the Registration Statement and the Prospectus under the headings "Risk Factors--Receivables May Be Uncollectible Due to Superior Interests",
     "Risk Factors--Receivables May Be Unsecured Due to Sales Out of Trust", "Risk Factors--A Bankruptcy of VW Credit, Inc. or the Transferor May Delay or Reduce Payments on Your Notes", and "Material Legal Aspects of the Receivables--Transfer of Receivables", to the extent they constitute matters of law or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

          (v) The statements contained in the Registration Statement and the Prospectus and any supplement thereto under the captions "The Series 2000-1 Notes" and "The Transfer and Servicing Agreements", insofar as such statements constitute a summary of the Notes, the Administration Agreement, the Receivables Purchase Agreement, Indenture and the Trust Sale and Servicing Agreement, constitute a fair summary of such documents.

          (vi) Neither the Trust nor the Transferor is, or as a result of the offering and sale of the Notes will be, required to be registered under the Investment Company Act.

          (vii) The Indenture has been duly qualified under the Trust Indenture Act.

          (viii) The Registration Statement has become effective under the Securities Act (including, if applicable, under Rule 462), any required filing of the Prospectus and any supplements thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by the Rules and Regulations, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

          (ix) The provisions of the Indenture are sufficient to create a valid and enforceable security interest in favor of the Indenture Trustee in the Receivables, the Collateral Security (including the security interests in the Vehicles securing the Receivables) and the proceeds of each of the foregoing.

     (h) Mayer, Brown & Platt, in its capacity as Federal tax and ERISA counsel for the Transferor and the Trust, shall have delivered an opinion satisfactory in form and substance to you and your counsel, dated the Closing Date and addressed to you, to the effect that the statements in the Registration Statement and the Prospectus under the heading "Material Federal Income Tax Consequences," to the extent they constitute matters of law or legal conclusions, accurately describe the material Federal income tax consequences to the Noteholders, and the statements in the Registration Statement and the Prospectus under the heading "ERISA Considerations" have been prepared or reviewed by such counsel and, to the extent they constitute matters of law or legal conclusions, accurately describe the material consequences to the Noteholders under ERISA.

     (i) You shall have received an opinion of Mayer, Brown & Platt, dated the Closing Date and addressed to you, with respect to such other matters as you shall require.

     (j) You shall have received an opinion addressed to you, the Transferor and the Servicer of Honigman Miller Schwartz and Cohn, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

          (i) The Indenture Trustee is a national banking association duly incorporated and validly existing under the laws of the United States of America.

          (ii) The Indenture Trustee has the full corporate trust power to accept the office of trustee under Indenture and to enter into and perform its obligations under the Indenture.

          (iii) The execution and delivery of the Indenture and the performance by the Indenture Trustee of its obligations under the Indenture have been duly authorized by all necessary action of the Indenture Trustee.

          (iv) The Indenture constitutes a valid and binding obligation of the Indenture Trustee enforceable against it in accordance with their terms under the laws of New York and the Federal laws of the United States.

          (v) The execution and delivery by the Indenture Trustee of the Indenture does not require any consent, approval or authorization of, or any registration or filing with, any New York or United States Federal governmental authority.

          (vi) Each of the Notes has been duly executed by the Indenture Trustee as trustee and authenticating agent.

     (k) You shall have received an opinion addressed to you, the Transferor and the Servicer of Emmt, Marvin & Martin, counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to you and your counsel, to the effect that:

          (i) The Owner Trustee is a banking corporation duly incorporated and validly existing under the laws of the State of New York.

          (ii) The Owner Trustee has the full corporate trust power to accept the office of trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement.

          (iii) The execution and delivery of the Trust Agreement and the performance by the Owner Trustee of its obligations under the Trust Agreement have been duly authorized by all necessary action of the Owner Trustee.

          (iv) The Trust Agreement constitutes a valid and binding obligation of the Owner Trustee enforceable against it in accordance with their terms under the laws of the State of New York.

          (v) The execution and delivery by the Owner Trustee of the Trust Agreement does not require any consent, approval or authorization of, or any registration or filing with, any New York or United States Federal governmental authority.

     (l) You shall have received certificates dated the Closing Date of any two of the President, Chief Financial Officer, any Vice President, the Controller or the Treasurer of the Transferor and VW Credit in which such officers shall state that: (A) the representations and warranties made by such entity contained in the Receivables Purchase Agreement, the Trust Sale and Servicing Agreement, Indenture and this Agreement are true and correct, that such party has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements on or before the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission or, to the knowledge of such officers, any authority administering state securities or blue sky laws and (B) since March 31, 2000 there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, or in the earnings, business or operations of the Trust, the Transferor or the Servicer except as disclosed to you in writing prior to the date of the Prospectus.

     (m) You shall have received evidence satisfactory to you that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in all applicable governmental offices reflecting (A) the transfer of the interest of VW Credit in the Receivables, the Collateral Security and the proceeds thereof to the Transferor pursuant to the Receivables Purchase Agreement, (B) the transfer of the interest of the Transferor in the Receivables Purchase Agreement, the Receivables, the Collateral Security and the proceeds thereof to the Trust pursuant to the Trust Sale and Servicing Agreement, and (C) the grant by the Trust to the Indenture Trustee under the Indenture of a security interest in the interest of the Trust in the Receivables Purchase Agreement, the Receivables, the Collateral Security and the proceeds thereof.

     (n) The Notes shall have been rated in the highest long-term rating category by both Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc.

     (o) No Early Amortization Event or other event or condition, which event or condition with notice, the passage of time or both could result in an Early Amortization Event, shall have occurred or shall exist with respect to any securities issued by the Trust that are outstanding on the Closing Date.

     (p) You shall have received, from each of VW Credit and the Transferor, a certificate executed by a secretary or assistant secretary thereof to which shall be attached certified copies of the: (i) charter, (ii) by-laws, (iii) applicable resolutions and (iv) designation of incumbency of each such entity.

     The Transferor will provide or cause to be provided to you conformed copies of such opinions, certificates, letters and documents as you or your counsel reasonably request.

     SECTION 8. Termination. This Agreement shall be subject to termination by notice given by you to the Transferor if: (a) after the execution and delivery of this Agreement and prior to the

Closing Date: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, (ii) trading of any securities of Volkswagen AG shall have been suspended on any exchange or in any over-the-counter market; (iii) any general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse, and (b) in the case of any of the events specified above, such event singly or together with any other such event makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

     SECTION 9. Indemnification and Contribution. (a) The Transferor and VW Credit will, jointly and severally, indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages and liabilities (including, without limitation, any legal or other expenses incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) to which they or any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment, exhibit or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided, however, that neither the Transferor nor VW Credit will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from, any of such documents in reliance upon and in conformity with written information furnished to the Transferor by any Underwriter through the Representative specifically for use therein; and provided further, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased any Notes, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Transferor shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Notes to such person, and if the Prospectus (as then so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Transferor and VW Credit and their respective directors, officers who signed the Registration Statement, and each person, if any, who controls such parties within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (including, without limitation, any legal or other expenses incurred by any of them in connection with defending or investigating any such action or claim) to which any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment, exhibit or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Transferor by such Underwriter through you specifically for use therein.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either subsection (a) or (b), such person (the "indemnified party") promptly shall notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the indemnifying party and the indemnified party agree on the retention of such counsel at the indemnifying party's expense or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed promptly as they are incurred. Such counsel shall be designated in writing by the Transferor, in the case of parties indemnified pursuant to subsection (a), and by the Representative, in the case of parties indemnified pursuant to subsection (b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b), then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnifying party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b): (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor, VW Credit, the Trust and their affiliates on the one hand and the Underwriters on the other from the offering of the Notes, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Transferor, VW Credit, the Trust and their affiliates on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Transferor, VW Credit, the Trust and their affiliates on the one hand and the Underwriters on the other in connection with the offering of the Notes shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses other than underwriting discounts and commissions received by the Underwriters) received by the Transferor, VW Credit, the Trust and their affiliates bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor, VW Credit, the Trust or their affiliates or by any Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section are several in proportion to the respective principal amounts of Notes they have purchased hereunder, and not joint.

     (e) The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the other provisions of this section, no Underwriter (except as may be provided in the agreement among Underwriters relating to the offering of the Notes) shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten and distributed to the public by it were offered to the public exceeds the amount of any damages that such Underwriter otherwise has been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution or indemnity from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this section are not exclusive and shall not limit any rights or remedies that otherwise may be available to any indemnified party at law or in equity.

     SECTION 10. Defaults by an Underwriter. If any one or more Underwriter(s) fail(s) to purchase and pay for any of the Notes agreed to be purchased by such Underwriter(s) hereunder, and such failure constitutes a default in the performance of its or their obligations under this Agreement, the remaining Underwriter(s) shall be obligated severally to take up and pay for (in the respective proportions that the amount of Notes set forth opposite their names in Schedule I bears to the aggregate amount of Notes set forth opposite the names of all the remaining Underwriter(s)) the Notes that the defaulting Underwriter(s) agreed but failed to purchase; provided, however, that if the aggregate amount of Notes that the defaulting Underwriter(s) agreed but failed to purchase exceeds 10% of the aggregate principal amount of Notes, the remaining Underwriter(s) shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Notes, and if such nondefaulting Underwriter(s) do not purchase all the Notes, this Agreement will terminate without liability to any nondefaulting Underwriter. In the event of a default by any Underwriter as set forth in this paragraph, the Closing Date shall be postponed for such period, not exceeding seven days, as the remaining Underwriter(s) shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter(s) of any liability to the Transferor, VW Credit, their affiliates and any nondefaulting Underwriter(s) for damages occasioned by its default hereunder.

     SECTION 11. No Bankruptcy Petition. Each Underwriter covenants and agrees that, before the date that is one year and one day after the payment in full of all notes issued by the Trust, it will not institute against, or join any other person in instituting against, the Transferor or the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any Federal or state bankruptcy or similar law.

     SECTION 12. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements set forth in or made pursuant to this Agreement or contained in certificates of officers submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Transferor shall remain responsible for the expenses to be paid or reimbursed pursuant to
Section 6 and the obligations pursuant to Section 9 shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated, other than termination of this Agreement pursuant to Section 10, the Transferor will reimburse the Underwriters severally, upon demand, for all out-of-pocket expenses (including fees and disbursements of counsel) incurred by any Underwriter in connection with the offering of the Notes.

     SECTION 13. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to: (a) the Representative at Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Syndicate Operations; (b) to the Transferor at Volkswagen Credit Auto Receivables Corporation, 3800 Hamlin Road, Auburn Hills, Michigan 48326, Attention: Corporate Secretary; and (c) to VW Credit at VW Credit, Inc., 3800 Hamlin Road, Auburn Hills, Michigan 48326,
Attention: Corporate Secretary.

     SECTION 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors and agents, and the directors, officers and control persons referred to in Section 9, and no other person will have any rights or obligations hereunder.

     SECTION 15. Applicable Law. This Agreement will be governed by, and construed in accordance with, the laws of New York, without reference to its conflict of law provisions.

     SECTION 16. Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or the enforceability of such provision in any other jurisdiction.

     SECTION 17. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever (whether oral or written) relating to such matters and transactions.

     SECTION 18. Amendment. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     SECTION 19. Headings. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 20. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one instrument.

     SECTION 21. Representation. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you will be binding upon all the Underwriters.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the undersigned and the remaining Underwriters.

                                    Very truly yours,


                                    VOLKSWAGEN DEALER FINANCE, LLC

                                    By:
                                       ------------------------------

                                       Name:
                                            -------------------------

                                       Title:
                                             ------------------------


                                    By:
                                       ------------------------------

                                       Name:
                                            -------------------------

                                       Title:
                                             ------------------------



                                    VW CREDIT, INC.

                                    By:
                                       ------------------------------

                                       Name:
                                            -------------------------

                                       Title:
                                             ------------------------


                                    By:
                                       ------------------------------

                                       Name:
                                            -------------------------

                                       Title:
                                             ------------------------

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first written above.

MORGAN STANLEY & CO. INCORPORATED,
  on behalf of itself and as Representative of the several Underwriters

By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------

                                                                      SCHEDULE I
                                                       to Underwriting Agreement


                                  UNDERWRITERS
                                  ------------


                                                             Principal Amount of
Underwriter                                                      Notes Purchased
-----------                                                      ---------------

Morgan Stanley & Co. Incorporated                                              $
Salomon Smith Barney Inc.
Chase Securities Inc.
Deutsche Bank Securities Inc.
     Total Amount of Notes Purchased                                $500,000,000



                                     -23-